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                                 Exhibit (d)(2)

             Amended and Restated Schedule A dated November 14, 2002
                      to the Investment Advisory Agreement
         between Registrant and Banc One Investment Advisors Corporation

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                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                             dated November 14, 2002

Name of Fund                          Compensation
------------                          ------------

The Treasury Only Money               Annual rate of eight one-hundredths of one
Market Fund                           percent (.08%) of The Treasury Only Money
                                      Market Fund's average daily net assets.

The Government Money Market Fund      Annual rate of eight one-hundredths of one
                                      percent (.08%) of The Government Money
                                      Market Fund's average daily net assets.

The Institutional Prime Money         Annual rate of ten one-hundredths of one
Market                                Fund percent (.10%) of The Institutional
                                      Prime Money Market Fund's average daily
                                      net assets.

The Institutional Municipal Money     Annual rate of eight one-hundredths of one
Market                                Fund percent (.10%) of The Institutional
                                      Municipal Money Market Fund's average
                                      daily net assets.

The U.S. Treasury Securities          Annual rate of thirty-five one-hundredths
Money Market Fund                     of one percent (.35%) of The U.S. Treasury
                                      Securities Money Market Fund's average
                                      daily net assets.

The U.S. Government Securities        Annual rate of thirty-five one-hundredths
Money Market Fund                     of one percent (.35%) of The U.S.
                                      Government Securities Money Market Fund's average daily net assets.

The Prime Money Market Fund           Annual rate of thirty-five one-hundredths
                                      of one percent (.35%) of The Prime Money
                                      Market Fund's average daily net assets.

The Municipal Money Market Fund       Annual rate of thirty-five one-hundredths
                                      of one percent (.35%) of The Municipal
                                      Money Market Fund's average daily net
                                      assets.

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The Ohio Municipal Money              Annual rate of thirty one-hundredths of
Market Fund                           one percent (.30%) of The Ohio Municipal
                                      Money Market Fund's average daily net
                                      assets.

The Michigan Municipal Money          Annual rate of thirty five one-hundredths
Market Fund                           of one percent (.35%) of The Michigan
                                      Municipal Money Market Fund's average
                                      daily net assets.

The Balanced Fund                     Annual rate of sixty-five one-hundredths
                                      of one percent (.65%) of The Balanced
                                      Fund's average daily net assets.

The Equity Income Fund                Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Equity Income Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Equity Income
                                      Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Equity Income Fund's average daily net
                                      assets, and sixty one-hundredths of one
                                      percent (.60%) on The Equity Income Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Value Fund                Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Mid Cap Value Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Mid Cap Value
                                      Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The Mid
                                      Cap Value Fund's average daily net assets, and sixty one-hundredths of one percent
                                      (.60%) on The Mid Cap Value Fund's average daily net assets in excess of $5.5 billion.

The Mid Cap Growth Fund               Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Mid Cap Growth Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Mid Cap
                                      Growth Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The Mid
                                      Cap Growth Fund's average

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                                      daily net assets and sixty one-hundredths
                                      of one percent (.60%) on The Mid Cap
                                      Growth Fund's average daily net assets in excess of $5.5 billion.

The International Equity              Annual rate of fifty-five one-hundredths
Index Fund                            of one percent (.55%) of The International
                                      Equity Index Fund's average daily net
                                      assets.

The Equity Index Fund                 Annual rate of thirty one-hundredths of
                                      one percent (.30%) of The Equity Index
                                      Fund's average daily net assets.

The Large Cap Value Fund              Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Large Cap Value Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Large Cap
                                      Values Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Large Cap Value Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) on The Large Cap Value
                                      Fund's average daily net assets in excess of $5.5 billion.

The Diversified Equity Fund           Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Diversified Equity Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified
                                      Equity Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Diversified Equity Fund's average daily
                                      net assets, and sixty one-hundredths of
                                      one percent (.60%) on The Diversified
                                      Equity Fund's average daily net assets in excess of $5.5 billion.

The Small Cap Growth Fund             Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Small Cap Growth Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Small Cap
                                      Growth Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Small Cap Growth Fund's average daily net assets, and sixty one-hundredths

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                                      of one percent (.60%) of The Small Cap
                                      Growth Fund's average daily net assets in excess of $5.5 billion.

The Large Cap Growth Fund             Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Large Cap Growth Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Large Cap
                                      Growth Fund's average daily net assets,
                                      sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Large Cap Growth Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Large Cap Growth
                                      Fund's average daily net assets in excess of $5.5 billion.

The Diversified Mid Cap Fund          Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Diversified Mid Cap Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified
                                      Mid Cap Fund's average daily net assets, sixty-five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Diversified Mid Cap Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Diversified Mid
                                      Cap Growth Fund's average daily net assets in excess of $5.5 billion.

The Small Cap Value Fund              Annual rate of seventy-four one-hundredths
                                      of one percent (.74%) on the first $1.5
                                      billion of The Small Cap Value Fund's
                                      average daily net assets, seventy
                                      one-hundredths of one percent (.70%) on
                                      the next $500 million of The Small Cap
                                      Value Fund's average daily net assets,
                                      sixty- five one-hundredths of one percent
                                      (.65%) on the next $3.5 billion of The
                                      Small Cap Value Fund's average daily net assets, and sixty one-hundredths of one percent (.60%) of The Small Cap Value
                                      Fund's average daily net assets in excess of $5.5 billion.

The Diversified International         Annual rate of eighty one-hundredths of
Fund                                  one percent (.80%) of The Diversified
                                      International Fund's average daily net
                                      assets.

The Market Expansion Index Fund       Annual rate of thirty five one-hundredths

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                                      of one percent (.35%) of The Small Cap
                                      Index Fund's average daily net assets.

The Technology Fund                   Fund Annual rate of one percent (1.00%)
                                      of The Technology Fund's average daily net assets.

The Health Sciences Fund              Annual rate of eighty-five one-hundredths
                                      of one percent (.85%) of The Health
                                      Sciences Fund's average daily net assets.

The Market Neutral Fund               Annual rate of one and twenty-five
                                      one-hundredths of one percent (1.25%) of The Market Neutral Fund's average daily net assets.

The Income Bond Fund                  Annual rate of sixty one-hundredths of one
                                      percent (.60%) of The Income Bond Fund's average daily net assets.

The Short-Term Bond Fund              Annual rate of sixty one-hundredths of one
                                      percent (.60%) of The Short-Term Bond
                                      Fund's average daily net assets.

The Government Bond Fund              Annual rate of forty-five one-hundredths
                                      of one percent (.45%) of The Government
                                      Bond Fund's average daily net assets.

The Ultra Short-Term Bond             Annual rate of fifty-five one-hundredths
Fund                                  of one percent (.55%) of The Ultra
                                      Short-Term Income Fund's average daily net assets.

The Treasury & Agency Fund            Annual rate of forty one-hundredths of one
                                      percent (.40%) of the Treasury & Agency
                                      Fund's average daily net assets.

The High Yield Bond Fund              Annual rate of seventy-five
                                      one-hundredths of one percent (.75%) of
                                      the High Yield Bond Fund's average daily net assets.

The Intermediate Bond Fund            Annual rate of sixty one-hundredths of
                                      one percent (.60%) of The Intermediate
                                      Bond Fund's average daily net assets.

The Bond Fund                         Annual rate of sixty one-hundredths of one
                                      percent (.60%) of the Bond Fund's average daily net assets.

The Mortgage-Backed                   Annual rate of thirty-five one-hundredths
                                      of one

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Securities Fund                       percent (.35%) of the Mortgage-Backed
                                      Securities Fund's average daily net
                                      assets.

The Intermediate Tax-Free             Annual rate of sixty one-hundredths of one
Bond Fund                             percent (.60%) of The Intermediate Tax-
                                      Free Bond Fund's average daily net assets.

The Ohio Municipal Bond Fund          Annual rate of sixty one-hundredths of one
                                      percent (.60%) of The Ohio Municipal Bond
                                      Fund's average daily net assets.

The Municipal Income Fund             Annual rate of forty-five one-hundredths
                                      of one percent (.45%) of The Municipal
                                      Income Bond Fund's average daily net
                                      assets.

The West Virginia Municipal           Annual rate of forty-five one-hundredths
Bond Fund                             of one percent (.45%) of The West Virginia
                                      Municipal Bond Fund's average daily net
                                      assets.

The Kentucky Municipal Bond           Annual rate of forty-five one-hundredths
Fund                                  of one percent (.45%) of The Kentucky
                                      Municipal Bond Fund's average daily net
                                      assets.

The Louisiana Municipal Bond          Annual rate of sixty one-hundredths of one
Fund                                  percent (.60%) of The Louisiana Municipal
                                      Bond Fund's average daily net assets.

The Arizona Municipal Bond            Annual rate of forty-five one-hundredths
Fund                                  of one percent (.45%) of The Arizona
                                      Municipal Bond Fund's average daily net
                                      assets.

The Tax Free Bond Fund                Annual rate of forty-five one-hundredths
                                      of one percent (.45%) of The Tax-Free Bond
                                      Fund's average daily net assets.

The Michigan Municipal Bond           Annual rate of forty-five one-hundredths
Fund                                  of one percent (.45%) of The Michigan
                                      Municipal Bond Fund's average daily net
                                      assets.

The Short-Term Municipal Bond         Annual rate of sixty one-hundredths of one
Fund                                  percent (.60%) of The Short-Term Municipal
                                      Bond Fund's average daily net assets.

Investor Conservative Growth          Annual rate of five one-hundredths of one
Fund                                  percent (.05%) of The Investor
                                      Conservative Growth Fund's average daily net assets.

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Investor Growth & Income              Annual rate of five one-hundredths of one
Fund percent (.05%) of The Investor Growth & Income Fund's average daily net assets.

Investor Growth Fund                  Annual rate of five one-hundredths of one
                                      percent (.05%) of The Investor Growth
                                      Fund's average daily net assets.

Investor Balanced Fund                Annual rate of five one-hundredths of one
                                      percent (.05%) of the Investor Balanced
                                      Fund's average daily net assets.


BANC ONE INVESTMENT ADVISORS          ONE GROUP MUTUAL FUNDS
CORPORATION                           (formerly The One Group)


By: /s/ Mark A. Beeson                By: /s/ Robert L. Young
   ------------------------------        --------------------------------

Dated:        November 14, 2002       Dated:         November 14, 2002
       --------------------------           ----------------------------